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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2001

                         SOUTHERN MICHIGAN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Michigan                     2-78178                 38-2407501
 (State or other jurisdiction   (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)

        51 West Pearl Street, Coldwater, Michigan                49036
        (Address of principal executive offices )              (Zip Code)

       Registrant's telephone number, including area code: (517) 279-5500

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On February 12, 2001, Southern Michigan Bancorp, Inc. announced implementation of a stock repurchase plan. The February 12, 2001 Press Release is attached hereto as an Exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

          Exhibit Reference Number                Exhibit Description
          ------------------------                -------------------
                  99.1                   Press Release dated February 12, 2001.*

-------------------
* Filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOUTHERN MICHIGAN BANCORP, INC.


Date:  February 21, 2001            By:    /s/ James T. Grohalski
                                          --------------------------------------
                                           Name:  James T. Grohalski
                                            Its:  President, Chief Executive
                                                  Officer and Secretary



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                                  Exhibit Index
                                  -------------

Exhibit No.                       Description
-----------                       -----------
99.1                              Press Release dated February 12, 2001.